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                                                                   EXHIBIT 10.38

                        ADDENDUM TO EMPLOYMENT AGREEMMENT

        This ADDENDUM is entered into as of the 4th day of June, 1999 by and among CDRJ Investments (Lux) S.A., a Luxembourg company ("Parent"), its indirect wholly owned subsidiary Jafra Cosmetics International, Inc., a Delaware corporation ("Employer"), and Michael DiGregorio ("Executive").

        Reference is hereby made to the Employment Agreement dated as of June 1, 1998 by and among Parent, Employer and Executive (the "Employment Agreement").

        WHEREAS, pursuant to the Employment Agreement, Employer employed Executive as its President, United States;

        WHEREAS, Employer desires to employ executive as its Chief Financial Officer on the terms and conditions set forth in the Employment Agreement;

        WHEREAS, Executive desires to accept such position on the terms and conditions set forth in the Employment Agreement;

        NOW THEREFORE, in consideration of the premises and the mutual covenants and promises contained in the Employment Agreement and for the other good and valuable consideration, Employer, Parent and Executive hereby agree as follows:

        1. The Executive Agreement shall be and hereby is modified by substituting the job title Chief Financial Officer for the title President, United States whenever and wherever such title so appears.

        2. No other term or condition contained in the Employment Agreement is in any way amended or modified by this Addendum.

        IN WITNESS WHEREOF, Parent and Employer have duly executed this Addendum by their authorized representatives, and Executive has hereunto set his hand, in each case effective as of the date first above written.


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ADDENDUM TO EMPLOYMENT AGREEMENT



                                            CDRJ Investments (Lux) S.A.

                                            By: /s/ Ralph S. Mason, III
                                                --------------------------------
                                            Name: Ralph S. Mason, III
                                            Title Executive Vice President


                                            Jafra Cosmetics International, Inc.


                                            By: /s/ Ralph S. Mason, III
                                                --------------------------------
                                            Name:  Ralph S. Mason, III
                                            Title: Executive Vice President


                                            Executive:


                                            By: /s/ Michael DiGregorio
                                                --------------------------------
                                            Name:  Michael DiGregorio


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